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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): November 26, 2007
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


                 0-26059                                  68-0121636
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        (Commission File Number)               (IRS Employer Identification No.)


 4125 South 6000 West, West Valley City, Utah                84128
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  (Address of Principal Executive Offices)                (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.02   Departure of Directors or Certain Officers; Election  of  Directors;
            Appointment of Certain Officers; Compensatory Arrangements of
            Certain Officers.

         On November 26, 2007, CirTran Corporation (the "Company") appointed David L. Harmon as the Company's new Chief Financial Officer.

         Prior to joining the Company, Mr. Harmon worked as SEC Manager for Investools Inc., a Nasdaq-listed securities broker-dealer and investor education provider. From 1999 to 2006, he worked as Controller/Treasurer at UCN, Inc., a publicly traded telecommunications and technology company located in Salt Lake City, Utah, where his duties included preparing and filing periodic SEC filings and registration statements. Mr. Harmon received a Bachelor of Science degree in Accounting from the University of Utah.

         The Company and Mr. Harmon entered into an employment agreement effective as of November 26, 2007 (the "Effective Date"), pursuant to which the Company agreed to pay Mr. Harmon a base salary of $175,000, to be increased at least 5% each year as determined by the Company's Board of Directors. Mr. Harmon is also entitled to receive a bonus of $25,000 per year, payable in four equal installments every three-month anniversary after the Effective Date. Under the agreement, Mr. Harmon will also be granted options to purchase 3 million shares of the Company's common stock each year, to be issued the first week of each year.

         The foregoing description of the employment agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

         (d)      Exhibits

         99.1 Employment Agreement between CirTran Corporation and David L. Harmon, dated as of November 26, 2007.
         99.2     Press Release dated November 28, 2007


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CirTran Corporation


Date: November 29, 2007                    By:  /s/ Iehab Hawatmeh
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                                                   Iehab J. Hawatmeh, President





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